Exhibit 99.1

ETHZilla Unveils New Brand Committed to Advancing Ethereum Treasury Strategy

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Company announces new ticker (formally ATNF) and will begin trading on NASDAQ under ETHZ on August 18, 2025

Company has accumulated 94,675 ETH at an average acquisition price of $3,902.20, which is now valued at approximately $419 million

PALM BEACH, Fla., Aug. 18, 2025 /PRNewswire/ -- ETHZilla Corporation (Nasdaq: ETHZ), (the “Company” or “ETHZilla”), today announced the official launch of its new brand as part of the Company’s transition to focus on its recently announced Ethereum treasury strategy. Previously operating as 180 Life Sciences Corp., ETHZilla will focus a significant portion of its non-legacy operations on becoming an accumulation vehicle for Ether (ETH) that is built for the community, by the community. In addition to the rebrand, the Company’s common stock and public warrants will begin trading on The Nasdaq Capital Market under the new ticker symbols “ETHZ” and “ETHZW”, as of market open on August 18, 2025, replacing the Company’s previous ticker symbols “ATNF” and “ANTFW”, respectively. No action is required from stockholders in relation to this change.

Since the closing of the Company’s previously disclosed $425 million private placement of common stock and pre-funded warrants (PIPE) and $156.25 million convertible note offering, the Company has accumulated 94,675 ETH at an average acquisition price of $3,902.20, which is now valued at approximately $419 million. In addition to the ETH, ETHZilla holds approximately $187 million in USD cash equivalents.

“Today, we are embracing our identity as ETHZilla and our commitment to developing a market-leading strategy that seeks to bring the value of Ethereum to investors in the public markets,” said McAndrew Rudisill, Executive Chairman of the Board of Directors of the Company. “We are launching this new brand and our new treasury strategy with significant interest from the market and valuable partnerships with prominent Ethereum ecosystem founders and leaders.”

Successful Private Placement & Convertible Note Expected to Ensure Next Phase of Growth

The rebrand to ETHZilla follows the successful closing of the Company’s private placement and convertible note offering, which raised approximately $565 million in gross proceeds, before placement agent fees and offering expenses (the “Private Placements”). Over 60 institutional and crypto-native investors participated in the PIPE transaction including:

●	Harbour Island;

●	Electric Capital;

●	Polychain Capital;

●	GSR;

●	Borderless Capital;

●	Omicron Technologies;

●	Konstantin Lomashuk (Co-Founder Lido and p2p.org);

●	Sreeram Kannan (Founder, Eigenlayer);

●	Mike Silagadze (Founder, Ether.fi);

●	Danny Ryan (Co-Founder, Etherealize);

●	Vivek Raman (Co-Founder, Etherealize);

●	Sam Kazemanian (Co-Founder, Frax);

●	Grant Hummer (Co-Founder of Etherealize);

●	Robert Leshner (Founder, Compound and Superstate);

●	Tarun Chitra (Founder, Gauntlet);

and several other prominent Ethereum ecosystem founders and leaders.

Capital Deployment Strategy Underway to Begin Significant ETH Accumulation

The Company has already begun allocating a significant portion of the net proceeds from the Private Placements for the purchase of ETH, provided the Company continues to support its iGaming operations and is working to monetize its legacy biotech intellectual property assets.

Electric Capital is serving as the external asset manager for ETHZilla, and plans to implement a differentiated, on-chain yield generation program designed with the goal of outperforming traditional ETH staking, while maintaining robust risk management, to leverage a combination of staking, lending, liquidity provisioning and bespoke private agreements.

About ETHZilla

ETHZilla is developing an accumulation vehicle for Ether (ETH), the native digital asset of Ethereum, that aims to become a benchmark for on-chain treasury management among public companies. This strategy will be built for the community, by the community.

Through its partnership with Electric Capital, ETHZilla’s treasury strategy aims to pursue a differentiated yield generation program meant to outperform traditional ETH staking. The Company is supported by an executive team and DeFi Council that unites capital markets experts, prominent Ethereum engineers, top-tier DeFi founders, infrastructure pioneers and other ecosystem heavyweights.

The Company, originally formed as an innovative biotechnology company, has also been evolving its business towards software enabled gaming and entertainment. In addition to its ETH treasury strategy as discussed above, and its plans to monetize its existing legacy biotech assets, the Company continues to maintain and accelerate the deployment and development of its gaming initiatives.

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the Private Placements and related transactions, expectations regarding the capitalization, resources and ownership structure of the Company, the expected benefits of the Company’s rebranding, expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, the Company’s plans to continue to purchase ETH, the Company’s digital asset treasury strategy, the digital assets to be held by the Company, anticipated yield strategies, and future performance. Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the PIPE, convertible notes, and related transactions, including the Company’s recent digital asset treasury strategy; the Company’s ability to achieve profitable operations; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of cryptocurrencies and online betting; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s outstanding convertible notes, including the Company’s ability to repay such notes, covenants associated therewith and dilution caused by the conversion thereof into common stock, and security interests associated therewith; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; risks relating to the Company’s iGaming operations; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K filed by the Company with the SEC on July 30, 2025 and August 11, 2025. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media Contact:

Prosek Partners

pro-ETH@prosek.com

Investor Contact:

Prosek Partners

ETHZ-IR@prosek.com

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